NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Supplement dated September 9, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective on or about October 29, 2013, the information under the heading “Class A Shares” on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares for Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund

	Sales Charge as a Percentage of
Amount of purchase	Offering Price	Net Amount Invested (approximately)	Dealer Commission
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None*

* Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A Shares for Nationwide Bond Index Fund

	Sales Charge as a Percentage of
Amount of purchase	Offering Price	Net Amount Invested (approximately)	Dealer Commission
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 or more	None	None	None*

* Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

2.
Effective on or about October 29, 2013, the information under the heading “Purchasing Class A Shares without a Sales Charge” on page 31 of the Prospectus is deleted in its entirety and replaced with the following:

Purchases of $1 million or more of Class A shares ($500,000 for the Nationwide Bond Index Fund) have no front-end sales charge.  You can purchase $1 million or more (or, $500,000 as applicable) in Class A shares in one or more of the funds offered by the Trust (including the Funds in this Prospectus) at one time.  Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above.  However, a contingent deferred sales charge (CDSC) applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

The CDSC does not apply:

•	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
•	if no finder’s fee was paid or
•	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (all Funds except Nationwide Bond Index Fund)

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	1.00%

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (Nationwide Bond Index Fund)

Amount of Purchase	$500,000 or more
If sold within	18 months
Amount of CDSC	0.75%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less.  If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest.  This minimizes the CDSC you pay.  Please see “Waiver of Contingent Deferred Sales Charges—Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses.  If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

3.	Effective immediately, the section entitled “Medallion Signature Guarantee” on page 39 of the Prospectus is deleted in its entirety and replaced with the following:

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

•	your account address has changed within the last 30 calendar days;
•	the redemption check is made payable to anyone other than the registered shareholder;
•	the proceeds are mailed to any address other than the address of record or
•	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE